SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2003

WESTERN WIRELESS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington	000-28160	91-1638901

(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3650 131st Avenue S.E. Bellevue, Washington	98006

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(425) 586-8700

(Former Name or Former Address, if Changes Since Last Report)

ITEM 7. Exhibits
ITEM 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT 99.1

Due to text and printer formatting errors in the press release filed as Exhibit 99.1 to our Form 8-K, dated August 4, 2003, the parentheticals contained in "Equity in net (income) loss of unconsolidated affiliates" and "(Gain) loss on sale of Croatian joint venture" appearing in both the "Adjustments to Reconcile Net Income (Loss) to Adjusted EBITDA" table and the related text were misplaced and the "Stock-based compensation" and "Interest and financing expense, net" line items were combined. This Form 8-K/A corrects those errors and certain other minor typographical errors and restates that Form 8-K in its entirety.

ITEM 7. Exhibits

99.1	Press release dated August 4, 2003.

ITEM 9. Regulation FD Disclosure

On August 4, 2003, Western Wireless issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing, among other things, its financial results for the second quarter of the 2003 Fiscal year.

The information required to be disclosed pursuant to “Item 12. Results of Operations and Financial Condition” is being furnished under “Item 9. Regulation FD Disclosure” in accordance with the Securities and Exchange Commission’s Final Rule Release No. 33-8216.

Such information, including the exhibit attached hereto under “Item 7. Financial Statements and Exhibits” shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN WIRELESS CORPORATION

(Registrant)

Date: August 4, 2003	By:	/s/ Jeffrey A. Christianson

Jeffrey A. Christianson Senior Vice President and General Counsel